Supplement dated August 1, 2013 to the Prospectus dated May 1, 2013 for

Pacific Select VUL Flexible Premium Variable Universal Life Insurance Policy

issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Prospectus referred to above unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Policyholder or Owner.

This supplement must be preceded or accompanied by the Prospectus dated May 1, 2013, as supplemented.

The purpose of this supplement is to inform you of a new Indexed Account that will be available starting August 1, 2013, subject to state availability.

The BENEFITS AND RISKS OF PACIFIC SELECT VUL section, on page 4, is amended as follows:

The Risks of your Policy – Indexed Interest Crediting Risk subsection is deleted and replaced with the following:

We credit interest daily to Accumulated Value in the Indexed Accounts (this is the Segment Guaranteed Interest and currently, is 1% annually for the 1-Year Indexed Account and 1-Year High Par Indexed Account). We also credit interest at Segment Maturity to Accumulated Value in the Indexed Accounts that is based in part on any positive change in the Index (this is the Segment Indexed Interest). If the underlying Index remains level or declines over a prolonged period of time and we have not credited Segment Indexed Interest, you may need to increase your premium payments to prevent the Policy from lapsing.

The Risks of your Policy – The Change in Growth Cap subsection is deleted and replaced with the following:

We determine the Growth Cap under the Indexed Accounts. The Growth Cap for the 1-Year Indexed Account is currently 11% and we cannot set it lower than the minimum Growth Cap of 3%. We may increase or decrease the Growth Cap for future Segments, but the Growth Cap will never be less than 3%. The Growth Cap for the 1-Year High Par Indexed Account is currently 10% and we cannot set it lower than the minimum Growth Cap of 2%. We may increase or decrease the Growth Cap for future Segments, but the Growth Cap will never be less than 2%.

The following is being added to the Risks of your Policy subsection:

The Change in Participation Rate

We determine the Participation Rate under the Indexed Accounts. For the 1-Year Indexed Account, the current participation rate is 100% and we cannot set it lower than that amount. For the 1-Year High Par Indexed Account, the current participation rate is 150%, and we cannot set it lower than the minimum Participation rate of 140%. We may increase the participation rate for the 1-Year Indexed Account for future segments, but it will never be less than 100%. We may increase or decrease the participation rate for the 1-Year High Par Indexed Account for future segments, but it will never be less than 140%. If the Index Growth Rate is greater than the 1% Minimum Interest Rate and less than the current Growth Cap, the Participation Rate will increase the Segment Indexed Interest Rate, resulting in higher Segment Indexed Interest. The Segment Indexed Interest will not exceed the Growth Cap.

The TERMS USED IN THIS PROSPECTUS section, on page 15, is amended as follows:

The Indexed Account, Indexed Fixed Account Option, Investment Option and Segment Guaranteed Interest terms are deleted and replaced with the following:

Indexed Account – an Investment Option within the Indexed Fixed Account. Currently, there are two Indexed Accounts – the 1-Year Indexed Account and the 1-Year High Par Indexed Account.

Indexed Account Option – an Investment Option in the Indexed Fixed Account.

Investment Option – a Variable Investment Option, Fixed Option or Indexed Account Option.

Segment Guaranteed Interest – the interest we credit daily to each Segment in the 1-Year Indexed Account and 1-Year High Par Indexed Account from the Segment Start Date to the Segment Maturity at an annual rate equal to 1% for the Indexed Accounts.

All other references in the Prospectus to the “Indexed Account,” when referring to currently available Indexed Accounts collectively, will change to the following:

“Indexed Accounts”

The YOUR INVESTMENT OPTIONS section, on page 56, is amended as follows:

The Indexed Fixed Account subsection is amended to include the following:

Indexed Fixed Account

The Indexed Fixed Account is a Policy Account which is held in our General Account and in which there may be additional Indexed Account Options under the Policy. Currently, there are two Indexed Accounts in the Indexed Fixed Account, the 1-Year Indexed Account (also referred to as the 1-Year Indexed Option), and the 1-Year High Par Indexed Account (also referred to as the 1-Year High Par Indexed Option). Allocations to the Indexed Accounts are made first to the Fixed Account and transferred to the Indexed Options on the next Segment Start Date. If you surrender your Policy prior to segment maturity, you will forfeit any Segment Indexed Interest. We reserve the right to add additional Indexed Accounts or to cease offering one or more of the Indexed Accounts at any time. We will notify you of any change at your address on file with us.

We have not registered the Indexed Fixed Account with the SEC. Disclosures regarding the Indexed Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

Pacific Life believes that the Policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Account qualifies for an exemption from registration under the federal securities laws because, as a Pacific Life General Account investment option, its value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Account is offered satisfy standard non-forfeiture laws. Accordingly, the Company has a reasonable basis for concluding that the Indexed Fixed Account provides sufficient guarantees of principal and interest through the Company’s General Account to qualify under Section 3(a)(8).

You may also allocate all or part of your Net Premium and your Accumulated Value to the Indexed Accounts if certain conditions are met. Accumulated Value in the Indexed Accounts are divided into Segments. We create a separate Segment for each allocation to an Indexed Account. Allocations to the 1-Year Indexed Account and 1-Year High Par Indexed Account are made first to the Fixed Account and transferred from the Fixed Account to the Indexed Option on the next Segment Start Date (currently the 15th of each month). Each Segment represents Accumulated Value transferred from the Fixed Account to the Indexed Accounts on a Segment Start Date.

We credit interest on Accumulated Value in the Indexed Accounts in two ways. One way is that at the end of a one-year period (the Segment Maturity), we credit interest based in part on any positive change in the S&P 500® Index1, excluding dividends.2 This positive change, however, is limited by the Growth Cap (as discussed below, the Growth Cap includes the Cumulative Segment Guaranteed Interest Rate). The other way, is that on each Business Day we credit interest on Accumulated Value in any Segment based on a minimum interest rate, 1% annually for both the 1-Year Indexed Account and 1-Year High Par Indexed Account (the Segment Guaranteed Interest Rate, as shown in the Policy Specifications). Generally, a portion of the total return on investments in the securities that underlie the S&P 500® are investment dividends. However, allocations to the 1-Year Indexed Account and 1-Year High Par Indexed Account will not receive the portion of total returns attributable to dividends, so that the index’s performance will be less than that of the securities underlying the S&P 500® Index. We refer to the total interest we credit to a Segment as the Total Interest Credited.

[1]

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Pacific Life Insurance Company. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Pacific Life Insurance Company. Pacific Life Insurance Company’s Product(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of Pacific Life Insurance Company’s Product(s) or any member of the public regarding the advisability of investing in securities generally or in Pacific Life Insurance Company’s Product(s) particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Pacific Life Insurance Company with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Pacific Life Insurance Company or Pacific Life Insurance Company’s Product(s). S&P Dow Jones Indices have no obligation to take the needs of Pacific Life Insurance Company or the owners of Pacific Life Insurance Company’s Product(s) into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of Pacific Life Insurance Company’s Product(s) or the timing of the issuance or sale of Pacific Life Insurance Company’s Product(s) or in the determination or calculation of the equation by which Pacific Life Insurance Company’s Product(s) is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Pacific Life Insurance Company’s Product(s). There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Pacific Life Insurance Company’s Product(s) currently being issued by Pacific Life Insurance Company, but which may be similar to and competitive with Pacific Life Insurance Company’s Product(s). In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P Dow Jones Indices does not guarantee the adequacy, accuracy, timeliness and/or the completeness of the S&P 500 Index or any data related thereto or any communication, including but not limited to, oral or written communication (including electronic communications) with respect thereto. S&P Dow Jones Indices shall not be subject to any damages or liability for any errors, omissions, or delays therein. S&P Dow Jones Indices makes no express or implied warranties, and expressly disclaims all warranties, of merchantability or fitness for a particular purpose or use or as to results to be obtained by Pacific Life Insurance Company, owners of Pacific Life Insurance Company’s Product(s), or any other person or entity from the use of the S&P 500 Index or with respect to any data related thereto. Without limiting any of the foregoing, in no event whatsoever shall S&P Dow Jones Indices be liable for any indirect, special, incidental, punitive, or consequential damages including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability, or otherwise. There are no third party beneficiaries of any agreements or arrangements between S&P Dow Jones Indices and Pacific Life Insurance Company, other than the licensors of S&P Dow Jones Indices.

[2]	The Standard & Poor’s 500® Index (“S&P 500®”) is an unmanaged index that covers 500 industrial, utility, transportation, and financial companies of the U.S. markets.

Segment Indexed Interest is subject to a Growth Cap, which is the highest percentage that will be credited for a one-year period even if the change in the S&P 500® Index is higher. The Growth Cap is subject to change at our discretion, but the guaranteed Growth Cap percentage cannot be lower than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account. We will declare any change in the current Growth Cap at the start of a Segment Term; the current Growth Cap will remain in effect for that Segment Term. You should contact us or your life insurance producer for information on the current Growth Cap. The guaranteed minimum Participation Rate is 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account.

Here’s how it works.

•	Segment Creation. A new Segment is created when there is a transfer to the Indexed Accounts. The Segment continues until the end of the Segment Term.

•	Segment Value Change. The Segment is credited with the Segment Guaranteed Interest and is reduced by Segment Deductions (discussed below).

•	Segment Deductions. Over the Segment Term, money may be transferred from the Segments for the Policy’s Monthly Deductions, for withdrawals and for policy loans.

•

Segment Indexed Interest.    Based in part on any positive change of the Index, additional interest may be credited to the Segment at the end of the Segment Term. It is possible, however, that Segment Indexed Interest will not be greater than zero.

•	Segment Maturity. At the end of a Segment Term, the Segment Maturity Value is transferred to a new Segment or to the Fixed Account, based on your instructions.

Important Considerations:

•

Net Premiums and Accumulated Value are not directly deposited in or allocated to the Indexed Fixed Account. Such amounts are first allocated or transferred to the Fixed Account. On a Segment Start Date, we then transfer such Net Premiums and Accumulated Value to the Indexed Accounts.

•

All Segment Start Dates currently begin on the 15th of a month. Each Segment Start Date has a Cutoff Date. To begin a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date.

•

You can only allocate all or a portion of your Net Premiums or transfer Accumulated Value to the Indexed Accounts if your Policy is not in a Lockout Period (discussed below). However, the Lockout Period will not affect any maturing Segments. Accumulated Value in a Segment that matures during the Lockout Period will be reallocated to a new segment.

•	We assess a charge on Accumulated Value in the Indexed Accounts.

•

We first deduct all Monthly Deductions, loans, and withdrawals from Accumulated Value in the Fixed Accounts and Variable Accounts. We then deduct amounts in excess of Accumulated Value in the Fixed Accounts and Variable Accounts from the Indexed Accounts.

•	There is no guarantee that Segment Indexed Interest will be greater than zero at Segment Maturity. However, we credit Segment Guaranteed Interest daily to Accumulated Value in the Indexed Accounts.

•	The total interest crediting rate that is applied to each Segment will never exceed the growth cap, and will never be less than the 1% Segment Guaranteed Interest rate.

•	You cannot transfer Accumulated Value from an Indexed Account until Segment Maturity.

•	At Segment Maturity, we will automatically invest Segment Maturity Value in to a new Segment unless you tell us otherwise by the Cutoff Date.

•

We may eliminate or substitute the Index if the Index we are currently using is no longer published, if the licensing agreement for a particular Index expires, or if the cost of providing the investment on the Index becomes too high.

•	Changing the Index will not affect the guarantees for the Indexed Accounts.

•	We will notify you if we replace the Index.

•	We will select a replacement Index in our sole discretion, based on the availability of the Index and our ability to purchase the necessary underlying securities.

The way we calculate interest on Accumulated Value allocated to the Indexed Accounts is different from the way Accumulated Value allocated to a Variable Account, such as the Equity Index Variable Account, is calculated. The Equity Index Variable Account invests in the Pacific Select Fund Equity Index Portfolio, whose investment strategy is to invest at least 80% of its assets in equity securities of companies that are included in the S&P 500® Index. Accumulated Value allocated to the Equity Index Variable Account is valued daily based on the net asset value of the underlying Equity Index Fund. The Equity Index Variable Account reflects the change in the underlying Equity Index Fund’s net asset value.

Conversely, the Indexed Accounts are part of Pacific Life’s General Account. Investment of General Account assets is at Pacific Life’s sole discretion, subject to applicable law and regulation. The Segment Indexed Interest credited to Segments of the Indexed Accounts are based in part on any positive change in the S&P 500® Index (without dividends). It is a one-year point-to-point interest crediting strategy that will credit interest based on the one-year performance of the S&P 500® (without dividends) between two points in time, with an annual floor and Growth Cap, as described above. The Segment Guaranteed Interest credited to Segments is based on a predetermined annual interest rate that does not fluctuate during a Segment Term.

Below is an example that shows how we currently credit interest to a Segment in the 1-Year Indexed Account.

Assumptions:

•	A Segment with $10,000 Accumulated Value was created on 12/15/2007.

•	There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

•	The Growth Cap is 9% for all time periods.

•	Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2007	12/15/2008	12/15/2009	12/15/2010	12/15/2011
Segment End Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Amount at Start of Segment	10,000.00	10,100.00	11,009.00	11,999.81	12,119.81
Average Segment Monthly Balance	10,000.00	10,100.00	11,009.00	11,999.81	12,119.81
Starting Index Value	1,467.95	868.57	1,114.11	1,241.59	1,211.82
Ending Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Index Growth Rate[1]	–40.83%	28.27%	11.44%	–2.40%	16.65%
Growth Cap	9%	9%	9%	9%	9%

Participation rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	101.00	110.09	120.00	121.20
Segment Indexed Interest Rate	0.00%	8.00%	8.00%	0.00%	8.00%
Segment Indexed Interest	0.00	808.00	880.72	0.00	969.58

Total Interest Credited over Term	100.00	909.00	990.81	120.00	1,090.78

Segment Maturity Value	10,100.00	11,009.00	11,999.81	12,119.81	13,210.59

Cummulative Rate over Period (12/15/2007 through 12/15/2012)	32.11%
Annualized Rate over Period (12/15/2007 through 12/15/2012)	5.73%

Below is an example that shows how we credit interest to a Segment in the 1-Year Indexed Account on a guaranteed basis.

Assumptions:

•	A Segment with $10,000 Accumulated Value was created on 12/15/2007.

•	There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

•	The Growth Cap is 3% for all time periods.

•	Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2007	12/15/2008	12/15/2009	12/15/2010	12/15/2011
Segment End Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Amount at Start of Segment	10,000.00	10,100.00	10,403.00	10,715.09	10,822.24
Average Segment Monthly Balance	10,000.00	10,100.00	10,403.00	10,715.09	10,822.24
Starting Index Value	1,467.95	868.57	1,114.11	1,241.59	1,211.82
Ending Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Index Growth Rate[1]	–40.83%	28.27%	11.44%	–2.40%	16.65%
Growth Cap	3%	3%	3%	3%	3%

Participation rate	100%	100%	100%	100%	100%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	101.00	104.03	107.15	108.22
Segment Indexed Interest Rate	0.00%	2.00%	2.00%	0.00%	2.00%
Segment Indexed Interest	0.00	202.00	208.06	0.00	216.44

Total Interest Credited over Term	100.00	303.00	312.09	107.15	324.67

Segment Maturity Value	10,100.00	10,403.00	10,715.09	10,822.24	11,146.91

Cummulative Rate over Period (12/15/2007 through 12/15/2012)	11.47%
Annualized Rate over Period (12/15/2007 through 12/15/2012)	2.20%

[1]	The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

Below is an example that shows how we currently credit interest to a Segment in the 1-Year High Par Indexed Account.

Assumptions:

•	A Segment with $10,000 Accumulated Value was created on 12/15/2007.

•	There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

•	The Growth Cap is 8% for all time periods.

•	Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2007	12/15/2008	12/15/2009	12/15/2010	12/15/2011
Segment End Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Amount at Start of Segment	10,000.00	10,100.00	10,908.00	11,780.64	11,898.45
Average Segment Monthly Balance	10,000.00	10,100.00	10,908.00	11,780.64	11,898.45
Starting Index Value	1,467.95	868.57	1,114.11	1,241.59	1,211.82
Ending Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Index Growth Rate[1]	–40.83%	28.27%	11.44%	–2.40%	16.65%
Growth Cap	8%	8%	8%	8%	8%
Participation Rate[2]	150%	150%	150%	150%	150%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	101.00	109.08	117.81	118.98
Segment Indexed Interest Rate	0.00%	7.00%	7.00%	0.00%	7.00%
Segment Indexed Interest	0.00	707.00	763.56	0.00	832.89
Total Interest Credited over Term	100.00	808.00	872.64	117.81	951.88
Segment Maturity Value	10,100.00	10,908.00	11,780.64	11,898.45	12,850.32

Cummulative Rate over Period (12/15/2007 through 12/15/2012)	28.50%
Annualized Rate over Period (12/15/2007 through 12/15/2012)	5.14%

Below is an example that shows how we credit interest to a Segment in the 1-Year High Par Indexed Account on a guaranteed basis.

Assumptions:

•	A Segment with $10,000 Accumulated Value was created on 12/15/2007.

•	There are no deductions for Policy charges, including the .30% Indexed Account Charge (this assumes all charges are deducted from the Fixed Account and/or the Variable Accounts).

•	The Growth Cap is 2% for all time periods.

•	Accumulated Value is reallocated to a new Segment at Segment Maturity.

Segment Start Date	12/15/2007	12/15/2008	12/15/2009	12/15/2010	12/15/2011
Segment End Date	12/15/2008	12/15/2009	12/15/2010	12/15/2011	12/15/2012
Amount at Start of Segment	10,000.00	10,100.00	10,302.00	10,508.04	10,613.12
Average Segment Monthly Balance	10,000.00	10,100.00	10,302.00	10,508.04	10,613.12
Starting Index Value	1,467.95	868.57	1,114.11	1,241.59	1,211.82
Ending Index Value	868.57	1,114.11	1,241.59	1,211.82	1,413.58
Index Growth Rate[1]	–40.83%	28.27%	11.44%	–2.40%	16.65%
Growth Cap	2%	2%	2%	2%	2%
Participation Rate[2]	140%	140%	140%	140%	140%
Cumulative Segment Guaranteed Interest Rate	1%	1%	1%	1%	1%
Segment Guaranteed Interest	100.00	101.00	103.02	105.08	106.13
Segment Indexed Interest Rate	0.00%	1.00%	1.00%	0.00%	1.00%
Segment Indexed Interest	0.00	101.00	103.02	0.00	106.13
Total Interest Credited over Term	100.00	202.00	206.04	105.08	212.26
Segment Maturity Value	10,100.00	10,302.00	10,508.04	10,613.12	10,825.38

Cummulative Rate over Period (12/15/2007 through 12/15/2012)	8.25%
Annualized Rate over Period (12/15/2007 through 12/15/2012)	1.60%

[1]	The performance of the Index reflected in this example is not necessarily an indication or guarantee of how the Index will perform in the future.

[2]	The guaranteed Participation Rate will never be lower than 140%.

Here’s a summary comparing both Indexed Accounts.

	1-year Indexed Account	1-year High Par Indexed Account
Index	S&P 500® Index	S&P 500® Index
Segment Term	1 year	1 year
Indexed Account Charge	0.025%/month	0.025%/month
Current Participation Rate	100%	150%
Current Growth Cap	9%	8%
Current Cumulative Segment Guaranteed Interest Rate	1%	1%
Guaranteed Participation Rate	100%	140%
Guaranteed Growth Cap	3%	2%
Cumulative Segment Guaranteed Interest Rate	1%	1%

Deductions from the Indexed Accumulated Value may be taken for monthly Policy charges, withdrawals or loans. We calculate Segment Indexed Interest based on the average Segment Balance over the course of a Segment Term. This means that a proportionate Segment Indexed Interest will be applied to all amounts that are deducted from the Indexed Accounts over the Segment Term.

Here’s an example of how a deduction from the Policy affects Segment Indexed Interest.

•	We create the Segment on January 15, 2013 with a $1,000 allocation.

•	You have not taken a loan, and we have not deducted Policy charges from the Segment.

•	On July 15, you take a single withdrawal (or Policy loan) of $300 from the Segment.

•	At the end of the Segment Term, the Index Growth Rate and corresponding Segment Indexed Interest Rate are 10%.

End of Segment Month	Segment Monthly Balance

2/14/2013	$1,000

3/14/2013	$1,000

4/14/2013	$1,000

5/14/2013	$1,000

6/14/2013	$1,000

7/14/2013	$1,000

8/14/2013	$700

9/14/2013	$700

10/14/2013	$700

11/14/2013	$700

12/14/2013	$700

1/14/2014	$700

The average monthly Segment Balance is $850 (6 months × $1,000 + 6 months × $700, divided by 12).

The Segment Indexed Interest credited at Segment Maturity is $85 ($850 × 10% = $85.00). Upon Segment Maturity, the final Segment Accumulated Value is $785 (the $700 remaining Segment Balance plus the $85 Segment Indexed Interest).

How surrenders affect Segment Indexed Interest.

Using the example above, if you surrender the Policy on 7/15/2013 instead of taking a withdrawal, you will forfeit the Segment Indexed Interest we would otherwise have credited, and the $1,000 Accumulated Value in the Segment is included in the Policy’s Net Cash Surrender Value.

Segment Creation:

•	Segments can be funded by:

a.  premium payments

b.  transfers from the Variable Accounts or the Fixed Accounts

c.  reallocated amounts from prior Segments following Segment Maturity.

•	A new Segment is created when amounts are transferred from the Fixed Account to the Indexed Accounts.

•	Accumulated Value held in the Fixed Account will earn interest at the Fixed Account rate until it is transferred.

In order for us to create a Segment on a particular Segment Start Date, we must receive your instructions by the Cutoff Date for that Segment Start Date. It is important to remember the Accumulated Value we transfer from the Fixed Account at the Segment Start Date may be less than your Designated Amount if we deducted Policy charges, or if you took a withdrawal or loan, from the Fixed Account before the Segment Start Date.

Once a Segment is created, you may not transfer Accumulated Value out of an Indexed Account to any other Investment Option before the end of the Segment Term.

Allocations to the Indexed Accounts will first be made to the Fixed Account and transferred to the Indexed Accounts on the next Segment Start Date. The value in the Indexed Accounts may come from several sources:

•	Net Premiums or loan repayments that you have instructed us to transfer to the Indexed Option;

•	Transfers you request from the Fixed Account;

•

Transfers from the Variable Accounts and Fixed LT Account, which can be made to the Fixed Account under policy Transfer guidelines, and then transferred from the Fixed Account into the Indexed Accounts.

Any persistency credits or loan interest credits earned on Accumulated Value will not be allocated into the Indexed Accounts.

Transfers from the Fixed Account to the Indexed Accounts may not be made during the Lockout Period.

Each Segment has its own Growth Cap and Participation Rate. The Growth Cap and Participation Rate for a Segment are those in effect on the Segment Start Date. The Growth Cap and Participation Rate in effect as of the Policy Date are shown in the Policy Specifications. We will notify you in the Annual Report or other written notice if they change.

We reserve the right to change the Segment Start Dates and to limit transfers into the Indexed Accounts, but in any event you will be allowed to make transfers at least once per calendar quarter. We will notify you in the Annual Report or other written notice if we change the Segment Start Dates.

There are two ways to make transfers to the Indexed Accounts:

•	Payment and Reallocation Instructions;

•	Transfers by Written Request

Transfers to the Indexed Accounts will be based on your latest instructions on file with us. There are two types of instructions for transfers to the Indexed Accounts.

1.	Payment Instructions: are your instructions to us to transfer a portion of a Net Premium or Loan Repayment to the Indexed Accounts. The portion of the Net Premium or Loan repayment that you designated will be deposited into the Fixed Account on the day it is received and will remain there until the next Segment Start Date, assuming we received your instructions by the Cutoff Date for that Segment Start Date. The Fixed Account will earn interest and be assessed Policy charges during this period. On the Segment Start Date, we will transfer the lesser of the amount of Net Premium or Loan Repayment you designated for transfer, or the value of the Fixed Account. If you did not give us instructions by the Cutoff Date or if your Policy is in a Lockout Period, we will not make the transfer to the Indexed Accounts.

An example:

We receive and apply a premium payment of $10,000 on January 2, which corresponds to a Net Premium of $9,345 after deduction of a $655 premium load. Based upon your payment instructions, 100% of the Net Premium is applied to the Indexed Fixed Account and the Designated Amount = $9,345.

On January 2, the Designated Amount is applied to the Fixed Account and the Fixed Account balance is $9,345. The Policy earns interest and charges are deducted, and on January 15 (the Segment Start Date), the Fixed Account balance is equal to $9,300.

On January 15, the Segment Start Date, the Fixed Account balance is $9,300, which is less than the Designated Amount. This amount will be transferred to the Indexed Account and the Fixed Account balance will be zero.

Another example:

Using the same examples as above, but assuming that the Fixed Account Value is $9,500 on the Segment Start Date:

On January 15, the Segment Start Date, the Designated Amount of $9,345 will be transferred to the Indexed Account. The Fixed Account value will be $155.

2.

Reallocation Instructions: are your instructions to us to reallocate the Segment Maturity Value to the Indexed Accounts at the end of a Segment Term or the Fixed Options. If you did not give us instructions, the Segment Maturity Value automatically will be reallocated to the same Indexed Account to create a new Segment. Transfer of the Segment Maturity Value from the Fixed Account to other Investment Options must be made in compliance with your Policy’s transfer restrictions. Transfer restrictions in effect may increase the amount of time required to transfer your Indexed Accumulated Value from the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

You may also make transfers to the Indexed Accounts by Written Request. We must receive your request before the Cutoff Date. When we receive your Written Request, we will make the allocation first to the Fixed Account and then transfer it to the Indexed Accounts on the next Segment Start Date. If you want to transfer Accumulated Value from other Investment Options into the Indexed Accounts, your Accumulated Value will first be transferred from the Investment Options to the Fixed Account, according to the Transfer provisions in your Policy, and then transferred from the Fixed Account to the Indexed Accounts. See Transferring Among Investment Options and Market-timing Restrictions.

Any reallocation of Segment Maturity Value from the Indexed Accounts to the Fixed Options will occur before any other transfer.

Segment Value Changes:

We credit interest daily to each Segment from the Segment Date to Segment Maturity at an annual rate equal to the Segment Guaranteed Interest Rate shown in your Policy Specifications.

Deductions from your Policy’s Accumulated Value for Monthly Deductions, policy loans and withdrawals are taken first from the Policy’s Fixed Accumulated Value and Variable Accumulated Value. If there is no Fixed Accumulated Value or Variable Accumulated Value, we will take deductions from the Indexed Accumulated Value. Deductions are first taken from the 1-Year Indexed Account , and then from the 1-Year High Par Indexed Account. Deductions are made for all Segments within each Indexed Account proportionate to Segment Value For each Segment, deductions are taken first from the Segment monthly balance (defined below under Segment Maturity) and then from the Segment Guaranteed Interest. If a withdrawal or loan is taken from the Policy that results in a deduction from the Indexed Accounts, and the withdrawal or loan is not taken pursuant to a Systematic Distribution Program, then a Lockout Period will begin. During the Lockout Period you may not allocate all or a portion of a Net Premium, loan repayments or otherwise transfer Accumulated Value from the Fixed Account into the Indexed Accounts. Segment reallocations for any maturing Segment will be made according to your reallocation instructions.

Segment Maturity:

We calculate Segment Indexed Interest, if any, and credit it to the Segment at Segment Maturity. We will never credit negative interest to the Indexed Accounts. The Segment ends at Segment Maturity and we allocate the Segment Maturity Value to the Investment Options according to your reallocation instructions on file with us. If you have not given us reallocation instructions, we will reallocate the Segment Maturity Value to a new Segment in the Indexed Accounts. Reallocation to a new Segment will be subject to the Growth Cap and Segment Indexed Interest Rate then in effect. However, if the Segment Maturity Value consists only of the Segment Guaranteed Interest and the Segment Indexed Interest, we will transfer such value into the Fixed Account.

The Segment Indexed Interest is the average of all Segment monthly balances over the entire Segment Term multiplied by the Segment Indexed Interest Rate.

The Segment monthly balance is, as of the end of any Segment Month, the amount initially transferred to the Segment minus all Segment Deductions, excluding any interest that may have been credited to the Segment. We calculate the Segment monthly balance as of the end of each Segment Month, and average these amounts for determining the Segment Indexed Interest.

The Segment Indexed Interest Rate reflects the Index Growth Rate, and is equal to [the lesser of (a x b) and c] – d, such result being not less than zero, where:

a = Index Growth Rate;

b = Participation Rate (currently 100% for the 1-Year Indexed Account and 150% for the 1-Year High Par Indexed Account and guaranteed to be not less than 100% for the 1-Year Indexed Account and 140% for the 1-Year High Par Indexed Account);

c = Growth Cap (currently 11% for the 1-Year Indexed Account and 10% for the 1-Year High Par Indexed Account, but will not be less than 3% for the 1-Year Indexed Account and 2% for the 1-Year High Par Indexed Account); and

d = Cumulative Segment Guaranteed Interest Rate (1%).

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